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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 14, 1999
                                                       --------------------



                        RIFKIN ACQUISITION PARTNERS, LLC
                     --------------------------------------
                     RIFKIN ACQUISITION CAPITAL CORPORATION
           ----------------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Colorado
                                    --------
                                    Colorado
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                                                              43-1856740
                                                              ----------
          333-03084                                           84-1341424
          ---------                                           ----------
   Commission File Number                                  (I.R.S. Employer
                                                          Identification No.)


360 South Monroe Street - Suite 600 Denver, Colorado              80209
- -----------------------------------------------------             -----
       (Address of Principal Executive Offices)                (Zip Code)

(Registrant's telephone number, including area code)  (303) 333-1215

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ITEM 1   CHANGE IN CONTROL OF REGISTRANT.

         On September 14, 1999, Charter Communications Operating, LLC (Charter Operating), a wholly owned subsidiary of Charter Communications Holdings, LLC (Charter Holdings) completed its acquisition of Rifkin Acquisition Partners, L.L.L.P. (the "Partnership") for an aggregate purchase price of $643 million, consisting of $518 million in cash and $125 million in assumed debt.

         The debt assumed consists solely of publicly held notes issued by the Partnership. As a result of the acquisition by Charter Operating, the Partnership has made an offer to repurchase the notes at a price equal to 101% of their principal amount, plus accrued interest, due to the change of control provisions under the notes. In connection with the offer to repurchase the notes, the Partnership has solicited consents to amend the related indenture governing the notes and has offered to pay any holder of notes that consents and tenders on or prior to October 1, 1999 an additional $30 for each $1,000 principal amount of notes tendered. These notes will be repurchased with a capital contribution from Charter Operating.

         After the acquisition by Charter Operating, the Partnership was converted to a limited liability company.

         The Partnership owns and operates cable systems that serve over 191,000 customers in three geographic clusters, including a cable system in suburban Atlanta serving over 61,000 customers, cable systems in central Tennessee serving over 107,000 customers and systems in southern Illinois serving approximately 23,000 customers.

         For the six months ended June 30, 1999, the Partnership had revenues of $48.6 million. For the year ended December 31, 1998, the Partnership had revenues of $89.9 million.

ITEM 5   OTHER INFORMATION.

         (a)  Change in Control

                    As a result of this acquisition and conversion to a limited liability company, Charter Operating became the Sole Member of the Partnership. The ultimate beneficial owner of the Partnership is Paul G. Allen.

                    In addition to an indirect ownership interest in the Partnership, Charter Investment, Inc. (Charter), an entity substantially owned by Mr. Allen, now provides management services to the Partnership by virtue of an Amended and Restated Management Agreement between Charter and Charter Holdings. This agreement covers all subsidiaries of Charter Holdings.

         (b)  Change of Directors

                    Effective September 14, 1999, Jerald L. Kent was appointed as the sole member of the Board of Directors of the Partnership.



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ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             2.1 Purchase and Sale Agreement, dated as of April 26, 1999, by and among Rifkin Acquisition Partners, L.L.L.P., the sellers listed therein and Charter Investment, Inc. (formerly known as Charter Communications, Inc.) (incorporated by reference to Exhibit 2.2 of Rifkin Acquisition Partners, L.L.L.P's Current Report filed on Form 8-K on May 7, 1999)
             2.3 RAP Indemnity Agreement, dated April 26, 1999, by and among the sellers listed therein and Charter Investment, Inc. (formerly Charter Communications, Inc.) (incorporated by reference to Exhibit 2.7(c) of Charter Holdings' Registration Statement filed on Amendment No. 4 to Form S-4 on July 22, 1999)
             2.4 Assignment of Purchase Agreement with Rifkin Acquisition Partners, L.L.L.P., dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly Charter Communications, Inc.) (incorporated by reference to Exhibit 2.7(e) of Charter Holdings' Registration Statement filed on Amendment No. 4 to Form S-4 on July 22, 1999)
             2.5 Assignment of RAP Indemnity Agreement, dated as of June 30, 1999, by and between Charter Investment, Inc. (formerly Charter Communications, Inc.) (incorporated by reference to
                    Exhibit 2.7(f) of Charter Holdings' Registration Statement filed on Amendment No. 4 to Form S-4 on July 22, 1999)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                    RIFKIN ACQUISITION PARTNERS, LLC, a
                                    registrant

                                    By:    CHARTER COMMUNICATIONS
                                    OPERATING, LLC, its member

                                    By:    CHARTER COMMUNICATIONS
                                    HOLDINGS, LLC, its member

                                    By:    CHARTER COMMUNICATIONS
                                    HOLDING COMPANY, LLC, its member

                                    By:    CHARTER INVESTMENT, INC., its
                                    member and manager of Charter
                                    Communications Holdings


Dated September 29, 1999            By:    /s/ KENT D. KALKWARF
                                           -------------------------------------
                                           Name:   Kent D. Kalkwarf
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)


                                    RIFKIN ACQUISITION CAPITAL
                                    CORPORATION, a registrant


Dated September 29, 1999            By:    /s/ KENT D. KALKWARF
                                           -------------------------------------
                                           Name:   Kent D. Kalkwarf
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)